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                           GENERAL COMMUNICATION, INC.
                       NOMINATING AND CORPORATE GOVERNANCE
                               COMMITTEE CHARTER*

                                     Purpose

         The purpose of the Nominating and Corporate Governance Committee ("Committee") is to act on behalf of the board of directors ("Board") of General Communication, Inc. ("Company") and generally to carry out the following and as further described in this charter:

              o Nominations - Identify and recommend nominees for the Board and its committees.

              o Corporate Governance - Review and recommend to the Board, or independently take, action on various Company corporate governance issues.

              o Complaints - Receive and respond to certain complaints ("Complaints") raised by Company employees regarding alleged illegal acts or behavior-related conduct by Board members in violation of the Company's Code of Business Conduct and Ethics ("Ethics Code").

              o Supervision - Supervise the Company's Chief Financial Officer ("Chief Financial Officer") in the context of the Ethics Code.

              o Other - Carry-out other assignments as designated by the Board.

                                   Membership

         The following are prerequisites for, and conditions on, membership on the Committee:

              o Number, Qualifications - The Committee shall consist of at least three, and no more than eleven, Board members meeting the following qualifications:

                  o Independent - Each member of the Committee must be an independent director as the term is defined in this charter ("Independent Director").

              o   Term - Subject to the terms of this charter -

                  o Member Appointment - Members of the Committee shall be appointed by the Board and shall serve at the pleasure of the Board for such term as the Board may determine, taking into account the recommendations of the Committee.

                  o Chair Selection - The Committee chair shall be selected by the Committee members or, if the Board directs, by the Board, taking into account the recommendations of the Committee.

              o Independent Director - An Independent Director is one that meets the definition of an "independent director" as prescribed by Nasdaq Stock Market Rule 4200(a)(15) ("Nasdaq Independence Rule") which reads as follows -


--------------
*As revised by the board of directors of General Communication, Inc., effective as of February 3, 2005.

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                           "means a person other than an officer or employee of
                           the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:
                                    (A) a director who is, or at any time during
                           the past three years was, employed by the company or by any parent or subsidiary of the company;
                                    (B) a director who accepted or who has a
                           Family Member who accepted any payments from the company or any parent or subsidiary of the company in excess of $60,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:
                                    (i) compensation for board or board
                           committee service;
                                    (ii) payments arising solely from
                           investments in the company's securities;
                                    (iii) compensation paid to a Family Member
                           who is a non-executive employee of the company or a parent or subsidiary of the company;
                                    (iv) benefits under a tax-qualified
                           retirement plan, or non-discretionary compensation;
                                    (v) loans from a financial institution
                           provided that the loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, (3) did not involve more than a normal degree of risk or other unfavorable factors, and (4) were not otherwise subject to the specific disclosure requirements of SEC Regulation S-K, Item 404;
                                    (vi) payments from a financial institution
                           in connection with the deposit of funds or the financial institution acting in an agency capacity, provided such payments were (1) made in the ordinary course of business; (2) made on substantially the same terms as those prevailing at the time for comparable transactions with the general public; and
                           (3) not otherwise subject to the disclosure requirements of SEC Regulation S-K, Item 404; or
                                    (vii) loans permitted under Section 13(k) of
                           the . . . [Securities Exchange Act of 1934 ("Exchange Act")]. Provided, however, that in addition to the requirements contained in this paragraph (B), audit committee members are also subject to additional, more stringent requirements under [Nasdaq Stock Market ("Nasdaq")] Rule 4350(d).
                                    (C) a director who is a Family Member of an
                           individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer;
                                    (D) a director who is, or has a Family
                           Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:
                                    (i) payments arising solely from investments
                           in the company's securities; or
                                    (ii) payments under non-discretionary
                           charitable contribution matching programs.

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                                    (E) a director of the listed company who is,
                           or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed company serve on the compensation committee of such other entity; or
                                    (F) a director who is, or has a Family
                           Member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years.
                                    (G) In the case of an investment company, in
                           lieu of paragraphs (A)-(F), a director who is an "interested person" of the company as defined in section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the board of directors or any board committee."

              o Lack of Independence - The following conditions are incompatible with a director being independent under the Nasdaq Independence Rule, unless they have been absent for three years -

                  o Company Employment, Family Member - Being employed by the Company, any parent, or any subsidiary of the Company, or having a "Family Member" who is employed as an executive officer of any of those entities.

                      o The Nasdaq Independence Rule defines "Family Member" as "a person's spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home."

                  o Company Payments - Receiving more than $60,000 in payments from the Company (including any parent or subsidiary of the Company) or having a Family Member who received payments in that amount. The payments referred to here exclude director and committee fees, payments from investments in the Company's securities, compensation to a family member who is not an executive officer of the Company (or a parent or subsidiary of the Company), loans permitted under Section 13(k) of the Exchange Act, and pension or other deferred compensation for prior service that is not contingent on continued service.

                  o Service on Compensation Committee - Being an executive officer of another entity that has had any of the Company's executive officers serve on its compensation committee or having a family member who was an executive officer of another entity under such conditions.

                  o External Auditor Partner - Being a current partner of the Company's independent external auditor ("External Auditor") or partner or employee of the External Auditor who worked on the Company's audit any time in the past three years or having a family member who has such a relationship.

                  o Principal of Service Provider - Being a partner, controlling shareholder, or executive officer of another company that pays or receives from the Company, in any single year, amounts exceeding the greater of $200,000 or 5% of the recipient company's consolidated gross revenues (or having a family member that makes or receives such payments). The requirement excludes payments from investment in the Company's securities and payments under non-discretionary charitable contribution matching programs.


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              o   Removal and Replacement - Subject to Alaska law, a Committee
                  member may be removed or replaced by, and any vacancies on the Committee may be filled by, the Board, taking into account recommendations of the Committee.

                              Operating Principles

         The Committee shall fulfill its responsibilities within the context of the following overriding principles:

              o Meetings - The Chair of the Committee, in consultation with Committee members, shall determine the frequency and schedule of Committee meetings, provided the Committee will meet at least two times per year. Committee meetings and matters relating to them are subject to the provisions of the Company's Bylaws ("Bylaws"). The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such information as the Committee may request.

              o Agenda - The Chair of the Committee shall develop the Committee's agenda, in consultation with other Committee members. Each member of the Board and members of management are free to suggest the inclusion of items on the agenda. The agenda and information concerning the business which shall be conducted at each Committee meeting shall, to the extent practicable, be distributed to Committee members sufficiently in advance of each meeting to permit meaningful review.

              o Quorum - A majority of the authorized number of Committee members, regardless of possible vacancies, shall constitute a quorum. The Committee may act by a majority of the members present at a meeting of the Committee at which at least a quorum is present.

              o Delegation - The Chair of the Committee may, through the Committee by resolution, delegate authority to act on behalf of the Chair. The Committee may, by resolution, delegate authority to subcommittees or individual members of the Committee as it deems appropriate.

              o Communications - The chair and others on the Committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairs, other key committee advisors, the External Auditor, etc., as applicable, to strengthen the Committee's knowledge of relevant current and prospective business issues.

              o Committee Meeting Attendees - The Committee shall request members of management, counsel, and the External Auditor, as applicable, to participate in Committee meetings, as necessary to carry out Committee responsibilities. The External Auditor or counsel may, at any time, request a meeting with the Committee or its chair, with or without management in attendance.

              o Reporting to the Board of Directors - The Committee, through the Committee chair, shall report periodically, as deemed necessary, but at least annually, to the full Board. In addition, summarized minutes from Committee meetings shall be available to each Board member at least one week prior to the subsequent meeting of the Board.

              o Resource and Authority - The Committee shall have the resources and authority to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants. The Committee shall have the sole authority to select and retain a consultant or search firm to identify director candidates, to terminate any such

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                  consultant or search firm retained by it, and to approve the consultant or search firm's fees and other retention terms.

                            Primary Responsibilities

         The Committee shall have primary responsibility for the following:

              o Nominating Matters - Addressing nominating matters.

              o Corporate Governance Matters - Addressing corporate governance matters.

              o Complaints - Addressing Complaints on certain alleged illegal acts and unethical behavior-related conduct by Board members in violation of the Ethics Code.

              o Chief Financial Officer - Supervising Chief Financial Officer on Ethics Code.

              o Performance Evaluation - Conducting Committee performance evaluation ("Committee Performance Evaluation").

Addressing Nominating Matters

         The Committee shall have the following nominating responsibilities:

              o Seek Out Prospective Board Members - The Committee shall, from time to time, seek out candidates as prospective Board members through the efforts of its individual members and, in the Committee's discretion, through consultants as otherwise provided in this charter.

                  o Management Recommendations - The Committee may, but is not required to do so, consider recommendations for candidates proposed by Company management.

                  o Shareholder Recommendations - The Committee may consider certain Company shareholder recommendations ("Shareholder Recommendations").

              o Board Skills and Characteristics - The basic skills and characteristics required as prerequisites for each member, unless otherwise specified, on the Board ("Board Skills and Characteristics") are as follows -

                  o Knowledge, Skills and Experience - Knowledge, skills and experience in at least one of the primary industries in which the Company operates.

                  o Fundamental Financial Statements - Ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, and at least familiarity with the underlying accounting rules and practice.

                  o Business and Financial Risks - Ability to understand key business and financial risks of the Company.

                  o Changing Needs of Society - Appreciation of the relationship of the Company's business to the changing needs of society.

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                  o   Financial Sophistication - With respect to at least one
                      Board member, skills, attributes, and financial sophistication of an Audit Committee Financial Expert as the term is defined in the Company's Audit Committee Charter.

                  o Independent Director - With respect to at least a simple majority of the authorized members of the Board, each an Independent Director.

                  o Other Specifications - Other skills and characteristics specifically identified and approved by the Committee.

              o Review Board Skills and Characteristics - As a part of the Company's assessment of strategic direction, review with the Board on at least an annual basis the Board Skills and Characteristics and recommend appropriate amendments to, or changes of, them.

              o Recommend Existing Board Members - In the sole discretion of the Committee, recommend to the Board for renomination one or more of those existing Board members whose positions are up for election after considering all of the following criteria as applied to each such member -

                  o Board Size - Appropriate size of the Board.

                  o Minimum Qualifications - Minimum Qualifications to be a Board member as set forth in Article IV, Section 2(a) of the Bylaws.

                  o Skills and Characteristics - Level of Board Skills and Characteristics.

                  o Company Strategic Direction - Committee's understanding of the strategic direction requirements of the Company.

                  o Board Compositional Needs - Specific compositional needs of the Board, including, but not limited to, specific talents and experience involving technology, business, finance, administration or public service, in light of prevailing business conditions and the Board Skills and Characteristics already possessed by other members of the Board.

                  o Annual Evaluation - Results of annual evaluation.

                  o Personal Preference - Wishes of affected existing Board member to be re-nominated.

              o Identify and Recommend Proposed Board Member Vacancies - Identify, from time to time, one or more individuals satisfying all of the following criteria as applied to the individual and recommend that the Board select the individual as a nominee to stand for election to the Board by the shareholders or, in the case of a vacancy on the Board, recommend that the Board fill the vacancy with that individual, subject to the individual's standing for election by the shareholders at the then next shareholder meeting:

                  o Board Size - Appropriate size of the Board.

                  o Minimum Qualifications - Minimum Qualifications to be a Board member as set forth in Article IV, Section 2(a) of the Bylaws.

                  o Skills and Characteristics - Level of Board Skills and Characteristics.

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                  o   Company Strategic Direction - Committee's understanding of the strategic direction requirements of the Company.

                  o Board Compositional Needs - Specific compositional needs of the Board, including, but not limited to, specific talents and experience involving technology, business, finance, administration or public service, in light of prevailing business conditions and the Board Skills and Characteristics already possessed by other members of the Board.

              o Recommend Proposed Committee Members - Identify and recommend for appointment by the Board, Board members qualified to fill vacancies on any committee of the Board, including the Committee. In nominating a candidate for a committee membership, the Committee shall take into consideration the factors set forth in the charter for that committee, if any, or as required by law or regulation, as well as any other factors it deems appropriate, including but not limited to, experience, skill and background.

              o Issue Committee Reports - Report to the Board periodically on the status of the Committee's efforts on Board and committee nominations.

              o Invite Prospective Board Member - Chair of the Committee, in conjunction with the Company's Chief Executive Officer ("Chief Executive Officer"), Chairman of the Board and the Board, generally, shall extend an invitation to the selected candidate to join the Board.

              o Review Significant Change in Director Status - Upon a significant change in a director's personal circumstances, including a change of principal occupation, or in the event a significant ongoing time commitment arising which may be inconsistent with a director's service on the Board, review, as appropriate and, in light of the then-current Board policies, the continued Board membership of that director and make an appropriate recommendation to the Board.

              o Consider Shareholder Recommendations - A shareholder having at least the minimum requisite ownership in the Company ("Recommending Shareholder") may make a Shareholder Recommendation, i.e., recommend to the Committee a candidate for nomination and election to the Board at a Company annual shareholder meeting. The Committee shall consider that Shareholder Recommendation, subject to the following -

                  o Timely Receipt of Recommendation Statement - The Shareholder Recommendation must be received by the Committee, timely, along with a statement in support of the recommendation ("Recommendation Statement") to ensure the Committee's consideration of it.

                      o A Shareholder Recommendation, including the Recommendation Statement, to be "received by the Committee" must be delivered to the following address:

                          ATTN: Chair, Nominating and Corporate Governance Committee
                          (______ [Year of Meeting] Annual Meeting
                          Recommendation)
                          General Communication, Inc.
                          2500 Denali Street, Suite 1000
                          Anchorage, Alaska 99503

                      o To be "timely," the Committee must receive the Shareholder Recommendation not earlier than, and not later than the dates as

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                          prescribed in the Company's Bylaws (Article III,
                          Section 14) pertaining to submission of a shareholder proposal in conjunction with an annual meeting.

                      o A Recommending Shareholder is a shareholder who, as of the date of the Shareholder Recommendation and the record date for the annual meeting, is a beneficial owner of at least one share of voting securities of the Company, i.e., one share of Class A common stock, one share of Class B common stock or one share of preferred stock which either has voting rights directly or indirectly on an equivalent as-converted basis in common stock of the Company.

                  o Content of Recommendation Statement - The Recommendation Statement must set forth the following -

                      o   For each candidate recommended -

                          o   The candidate's name, age, business and
                              residential address and principal occupation or employment.

                          o The class and number of shares of Company capital stock beneficially owned by the Recommending Shareholder on the date of the Shareholder Recommendation.

                          o   A description of all arrangements or
                              understandings between the Recommending
                              Shareholder and the candidate and the name of any other person pursuant to which the recommendation is to be made.

                          o All other information relating to the candidate that is required to be disclosed in solicitation of proxies for election of directors or is otherwise required in each case pursuant to Regulation 14A adopted pursuant to the Exchange Act.

                          o Written consent of the candidate to being recommended as a candidate and nominee, in the event the Committee and the Board should accept the recommendation, in the Company's proxy statement and to serve as a director if so elected.

                      o As to the Recommending Shareholder (and the beneficial owner if different from the registered holder of the underlying Company voting common stock) -

                          o The Recommending Shareholder's name and address as appears on the Company's books (and also that of that beneficial owner).

                          o The class and number of shares of Company capital stock owned beneficially and of record by the Recommending Shareholder (and also that of that beneficial owner).

                      o Other information as may be requested by the Committee on the Recommending Shareholder or the Recommended Candidate.

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                  o   Review and Evaluation - A Shareholder Recommendation shall be reviewed and evaluated by the Committee, and the Committee's determination on that recommendation shall be subject to the application of the same criteria as shall be the case for a determination by the Committee on existing Board members standing for re-election.

                  o Significant Shareholder Recommendation - In the event the Committee shall have received, by a date (month, day) not later than the 120th calendar day before the date (month, day) of the Company's proxy statement released to its shareholders in connection with the previous year's annual meeting, a Shareholder Recommendation from a significant Recommending Shareholder -

                      o The Committee shall identify in the Company's management proxy statement for the anticipated annual meeting the candidate who is the subject of the Shareholder Recommendation and the significant Recommending Shareholder and shall disclose whether the Committee chose to nominate the candidate -

                          o However, no such identification or disclosure is required without submission to the Committee of written consents by both the significant Recommending Shareholder and the candidate.

                          o Here, "significant Recommending Shareholder" means a shareholder of the Company who has been a beneficial owner of more than 5% of the Company's voting common stock (combined Class A and Class B common stock outstanding, and voting equivalent shares, if any, from the issuance of preferred stock) for at least one year as of the date the Shareholder Recommendation was made, or was a group of such shareholders that beneficially owned in the aggregate more than 5% of that Company voting common stock with each of the securities used to calculate that ownership held for at least one year from that date.

                          o As an example of the chronology, a Shareholder Recommendation from a significant Recommending Shareholder meeting the deadline for receipt by the Committee would include a recommendation for the Company's 2005 annual shareholder meeting which is received on December 1, 2004 where the 120th calendar day before the release on April 30, 2004 of proxy materials for the 2004 annual meeting was January 1, 2004.

                      o In the event the date of the anticipated annual meeting shall have been changed by more than 30 days from the date of the previous year's annual meeting, the Company's obligation to consider a Shareholder Recommendation will arise where the Company shall receive the Shareholder Recommendation a reasonable time before the Company shall have begun to print and mail its proxy materials.

                  o Report of Categories - In the event the Committee shall approve a Shareholder Recommendation for inclusion on the Company's management proxy card (other than nominees who are directors standing for re-election), the Committee shall report in the proxy statement accompanying that card which one or more of the following categories of persons or entities recommended that candidate: security

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                      holder, non-management director, chief executive officer,
                      other executive officer, third-party search firm, or other specified source.

              o Consultant Fee - In the event the Company shall pay a fee to a third party to identify or evaluate, or to assist in identifying or evaluating potential nominees, the function performed by each such party shall be disclosed in the corresponding Company management proxy statement describing that nominee for election as a director.

              o Other Duties - Carry out other duties or responsibilities expressly delegated, from time to time, to the Committee by the Board relating to nomination of Board and committee members.

Addressing Corporate Governance Matters

         The Committee shall have the following corporate governance responsibilities:

              o Review and Recommend Changes To Ethics Code - Review and make recommendations at least once a year to the Board regarding the content, structure and scope of, and compliance with, the Ethics Code.

              o Develop Corporate Governance Principles - Develop and recommend to the Board a set of corporate governance principles applicable to the Company ("Corporate Governance Principles"), and review those principles at least once a year. The Corporate Governance Principles shall include, but not be limited to -

                  o Standards - Director qualification standards.

                  o Responsibilities - Director responsibilities.

                  o Access To Management - Director access to management and, as necessary and appropriate, independent advisors.

                  o Compensation - Director compensation.

                  o Continuing Education - Director orientation and continuing education.

                  o Succession - Management succession.

                  o Performance Evaluation - Annual performance evaluation of the Board.

              o Advise on Legal Developments - Advise the Board periodically with respect to significant developments in the law and practice of corporate governance as well as the Company's compliance with the Corporate Governance Principles and applicable laws and regulations.

              o Recommend Corporate Governance Action - Make recommendations to the Board, from time to time, on all matters of corporate governance and corrective action to be taken as the Committee deems appropriate.

              o Review Structure of Board Committees - Review on an annual basis the Board's committee structure and recommend to the Board for its approval directors to serve as members of each committee.

              o Establish Criteria for Annual Performance Self-Evaluation - Establish criteria and process for, and lead the Board and each Board committee in, its annual performance

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                  self-evaluation. Each such evaluation will be discussed with the full Board following the end of each calendar year, will focus on contributions to the Company by the Board and each Board committee, and will specifically focus on areas in which a better contribution could be made.

              o Review Director Compensation - Review annually director compensation and benefits and make recommendations to the Board.

              o Review Chief Executive Officer Compensation - Work with the Chair of the Compensation Committee on issues of management objectives, Chief Executive Officer evaluation, and management development and succession.

              o Carry Out Other Duties - Carry out other duties or responsibilities expressly delegated, from time to time, to the Committee by the Board relating to corporate governance.

Addressing Complaints on Certain Alleged Illegal Acts, Unethical Behavior, Other Matters

         The Committee shall have the following special duties:

              o Complaints - The Committee, from time to time, when it shall receive a Complaint, i.e., an inquiry or complaint or when the Committee independently shall decide in accordance with this charter, shall review and make a determination and recommend appropriate action to be taken by the Board on the Complaint, subject to the following -

                  o Specific Meaning - In this context, "Complaint" shall mean, unless the context otherwise requires, a matter pertaining to alleged illegal activity involving a person or unethical behavior-related violation of the Ethics Code by a person ("Unethical Conduct"), where the person is a director on the board of directors of the Company or of any its directly or indirectly wholly-owned subsidiaries ("Director"), or other matters as designated by the Board.

                  o Other Complaints - In the event the Complaint shall relate to an allegation of illegal activity or unethical behavior-related violation of the Ethics Code by an officer, director, or employee of the Company or any of its directly or indirectly wholly-owned subsidiaries ("Employee") pertaining to Company accounting, internal controls on accounting, or audit matters ("Accounting Violation") or to confidential, anonymous or other submission by an Employee of concern regarding an alleged Company questionable accounting or audit practice ("Questionable Accounting Practice"), the Complaint shall be handled separate from the Committee as set forth in this section.

              o Other Complaint-Related Matters - The Committee shall address other Complaint-related matters as designated by the Board.

              o Procedure - The following shall constitute the Company's procedure for receipt, retention and treatment of Complaints regarding Accounting Violations and Questionable Accounting Practices by an Employee, and Unethical Conduct by a Director or by an Employee who is not a Director -

                  o Specific Allegations - Topics that may be addressed in Complaints must relate to specific alleged Accounting Violations, Questionable Accounting Practices, or Unethical Conduct.

                  o Accounting Violations and Questionable Accounting Practices - A Complaint regarding Accounting Violations or Questionable Accounting Practices


                                     Page 11
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                      must be directed to the Audit Committee for response or
                      investigation. Topics that may be addressed in such Complaints include, but are not limited to the following -

                      o Allegations of fraud or deliberate error in the preparation of the Company financial statements.

                      o Allegations of fraud or deliberate error in the review or audit of Company financial statements.

                      o Allegations of fraud or deliberate error in maintaining Company financial records.

                      o Deficiencies in internal control, or violations of internal control policies.

                      o False statements by a senior officer or accountant regarding matters included in financial reports or records.

                      o False statements made to independent auditors.

                      o Other information that can have a material impact on the fairness of the Company's financial statements.

                  o Director Unethical Conduct Complaint - A Complaint regarding Unethical Conduct by a Director must be directed to the following committee for response and investigation, if any, as conditioned -

                      o Audit Committee, should the Complaint relate to an Accounting Violation by an Employee, with a copy of the Complaint delivered to the chair of the Nominating and Corporate Governance Committee.

                      o Nominating and Corporate Governance Committee, should the Complaint relate to Unethical Conduct by a Director which does not involve an Accounting Violation, with a copy of the Complaint delivered to the chair of the Audit Committee.

                      o Audit Committee and Nominating and Corporate Governance Committees, should the Complaint relate to both an Accounting Violation by an Employee, and Unethical Conduct by the Director which does not involve an Accounting Violation.

                  o Employee (Not Director) Unethical Conduct - A Complaint regarding Unethical Conduct by an Employee who is not a Director must be directed to the Employee's supervisor or the Chief Financial Officer for response or investigation. Should the Complaint be submitted to the Employee's supervisor, a copy must be directed to the Chief Financial Officer, unless the Complaint pertains to that officer, in which case the copy must be directed to the Chief Executive Officer.

                  o Written Complaint - A Complaint must be in writing and contain sufficient detail to provide a basis for the investigator to make an independent determination as to whether an Accounting Violation, Questionable Accounting Practice or Unethical Conduct has occurred.

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                  o   Signature, Date - A Complaint must be signed and dated by
                      the complainant-Employee in the case of an Accounting Violation- or Unethical Conduct-related Complaint.

                  o Signature Not Required on Confidential or Anonymous Questionable Accounting Practice Complaint - A Questionable Accounting Practice-related Complaint need not be signed, should the complainant be seeking confidential or anonymous treatment of the Complaint. However, it must be dated.

                  o Delivery of Complaint To a Committee - A Complaint directed to the Audit Committee or the Nominating and Corporate Governance Committee must be addressed and mailed or otherwise delivered to the chair of the appropriate committee at the Company's corporate offices as follows -

                       CONFIDENTIAL                       CONFIDENTIAL
                       ATTN: Chair, Audit     or          ATTN: Chair,
                       Committee                          Nominating and
                       (Complaint)                        Corporate Governance
                       General Communication,             Committee (Complaint)
                       Inc.                               General Communication,
                       (Complaint)                        Inc.
                       2500 Denali Street,                2500 Denali Street,
                       Suite 1000                         Suite 1000
                       Anchorage, Alaska  99503           Anchorage, Alaska
                                                          99503

                  o Delivery of Complaint To the Chief Financial Officer - A Complaint directed to the Chief Financial Officer must be addressed and mailed or otherwise delivered to that officer at the Company's corporate offices as follows -

                            CONFIDENTIAL
                            ATTN: Chief Financial Officer (Complaint)
                            General Communication, Inc.
                            2500 Denali Street, Suite 1000
                            Anchorage, Alaska 99503

                  o Other Forms of Delivery - The Chief Financial Officer, in conjunction with the chairs of the Audit Committee and the Nominating and Corporate Governance Committee, shall review and, in the event they shall reach consensus, recommend to the Board other possible means by which a complainant shall deliver a Complaint to the Company, including, but not limited to, an internet address or a toll-free telephone number.

                  o Complaint Filing System - The Chief Financial Officer, in conjunction with the chairs of the Audit Committee and the Nominating and Corporate Governance Committee, shall establish a procedure compatible with the charters of both committees and the Ethics Code and providing for the corresponding investigator of a Complaint, or complaint relating to an Accounting Matter or to a Questionable Accounting Practice (for purposes of describing these procedures further in this charter and unless the context otherwise requires, "Complaint" refers to all such complaints), to log the Complaint into a filing system specifically established to retain, process, and otherwise provide for the treatment of Complaints ("Complaint Filing System").

                      o The Complaint Filing System will be used by each of these three investigators in the separate duties of each in addressing a Complaint.

                  o Processing of a Complaint - The recipient (investigator) of a Complaint will log the Complaint into the Complaint Filing System, subject to the following -

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                      o   Should the Complaint be in the nature of an allegation
                          of an Accounting Violation, a Questionable Accounting Practice or Unethical Conduct, the investigator must -

                          o Determine, based upon the information provided in the Complaint and independent investigation which the investigator, in the investigator's sole discretion, deems appropriate given the nature of the Complaint, whether there is a reasonable basis for the allegation made in the Complaint.

                          o Investigate the Complaint.

                          o Decide whether to hold a hearing on the matter and, should the investigator choose to hold such a hearing, give notice of, and hold the hearing on, the Complaint, request witnesses to appear at the hearing, and otherwise gather evidence necessary for the investigator to render a determination on the Complaint.

                          o Submit a written determination to, and recommend appropriate action by, the Board.

                      o Should the Complaint be in the nature of a Questionable Accounting Practice where the Complaint is unsigned or where the Complainant has otherwise indicated the Complaint is presented as a confidential, anonymous submission to the investigator, the investigator must -

                          o Determine, based upon the information provided in the Complaint and independent investigation which the investigator, in the investigator's sole discretion, deems appropriate given the nature of the Complaint, whether there is a reasonable basis for the allegation made in the Complaint.

                          o Render a written determination on the Complaint.

                          o Submit the written determination to, and recommend appropriate action by, the Board.

                      o Should the Complaint be in the nature of an inquiry without allegation of an Accounting Violation, Questionable Accounting Practice or Unethical Conduct, the recipient may in the recipient's sole discretion do either of the following -

                          o Respond directly to the complainant.

                          o Recommend to the Board appropriate action.

                      o The investigator will, regardless of the nature of the Complaint, seek to process it in a timely manner.

                      o The investigator shall be informed of the receipt of Complaints at least on a weekly basis. In the event the Complaint shall be directed to a committee, the chair of the committee shall be informed of the receipt of the Complaint within not more than two business days.

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                      o   A Complaint pertaining to one or more executive
                          officers or Directors must receive especially timely review by the corresponding investigator.

                      o Each investigator will decide, upon initial review of a Complaint, whether a formal investigation shall be initiated and the extent of it, including who shall carry out the investigation, and the resources which shall be deemed necessary to carry it out.

                      o All signed Complaints will be acknowledged as received by the investigator. In the event the signed Complaint shall be directed to a committee, the chair of the committee, or the chair's designee, shall acknowledge receipt of the Complaint.

                      o In the event the investigator shall conclude a Complaint as not one subject to the scope of the investigator's responsibilities under a committee charter or otherwise but as one raising legitimate issues, the investigator shall forward the matter to the Chief Financial Officer for direct action or referral to the appropriate person for review and action.

                  o Annual Status Reports - The Audit Committee, the Nominating and Corporate Governance Committee, and the Chief Financial Officer, as investigators of Complaints, will at least annually each provide reports to the Board on the status of Complaints received, including, but not limited to -

                      o A brief description of each.

                      o The status of each.

                      o Recommended action, if any, on each by the Board which may take the form any of the following -

                          o   Affirmative relief.

                          o   Dismissal of the Complaint.

                          o Closure of the file on the Complaint for which the investigator has not received additional requested information from the complainant within a reasonable time which the investigator deems necessary to make a determination in the matter.

                  o Retention of Closed File - A Complaint file, once closed, will be retained for a time period of 10 years and in accordance with the Company's appropriate records retention policy, after which the file will be destroyed. Unless specifically provided otherwise in that policy, the Chief Financial Officer or that officer's designee is the custodian of a closed Complaint file.

                  o Confidential Treatment - An investigator will be particularly sensitive to the confidential nature of Complaints, especially ones where the complainant has made the Complaint through a confidential or anonymous submission. Complaint files will not be available generally to Employees except with the permission of the investigator and only in accordance with the Company's policy on confidential records, if any, pertaining to the subject matter of the Complaint.

                  o Committee Review - In the event the investigator shall be the Audit Committee or the Nominating and Corporate Governance Committee, a Complaint shall be

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                      reviewed initially by the committee's chair, or the
                      chair's designee, and an initial analysis submitted to the committee. Any formal action taken by the committee on the Complaint must be at a duly scheduled meeting at which at least a quorum of its members is present, and a determination on the Complaint must be by vote of at least a majority of the committee present, subject further to the procedural requirements of the Bylaws.

                  o Other Procedures - The Committee shall adopt such other procedures, subject to prior Board approval, as may be necessary to carry out the Committee's responsibilities in addressing Complaints and other matters addressed in this section.

Supervising Chief Financial Officer on Ethics Code

         The Committee shall supervise the Chief Financial Officer in the context of the Ethics Code. However, the Chief Financial Officer shall have primary authority and responsibility for enforcement of the Ethics Code, except as expressly provided in the Ethics Code.

Conducting Committee Performance Evaluation

         The Committee shall each year conduct a Committee Performance Evaluation, i.e., it shall review, discuss, and assess its own performance, as well as the Committee's purpose and responsibilities, seeking responses from senior management, the full Board, and others. Changes, if any, in the Committee's purpose or responsibilities, or, generally, changes to this charter shall be recommended to the full Board for approval.

                                  Other Matters

         The foregoing provisions of this charter are not intended to be exhaustive. The Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its purposes and responsibilities.

         Nothing in this charter is intended to, and must not be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under applicable Alaska law which continues to set the legal standard for the conduct of the Committee members.

         ADOPTED by the board of directors of General Communication, Inc. as of this 3rd day of February, 2005.

                                            /s/
                                           John M. Lowber
                                           Secretary